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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Michael F. Balboa

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	1-800-453-4392

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

FAM FUNDS

Managed by
FENIMORE ASSET MANAGEMENT

ANNUAL REPORT
December 31, 2021

VALUE FUND

Investor Share Class and Institutional Share Class

DIVIDEND FOCUS FUND

Investor Share Class

SMALL CAP FUND

Investor Share Class and Institutional Share Class

TABLE OF CONTENTS

FAM VALUE FUND
Letter to Shareholders	1
Portfolio Data	7
Schedule of Investments	9
FAM DIVIDEND FOCUS FUND
Letter to Shareholders	11
Portfolio Data	17
Schedule of Investments	19
FAM SMALL CAP FUND
Letter to Shareholders	21
Portfolio Data	29
Schedule of Investments	31
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets	35
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	51
Expense Data	53
Information About Trustees and Officers	55
Supplemental Information	57
Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds	58
Privacy Policy	63

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

FAM VALUE FUND

December 31, 2021

Dear Fellow Value Fund Shareholder,

The year 2021 was a fantastic year in U.S. equity markets in our view. The S&P 500, an index of the largest U.S. companies, returned 28.7% while the Russell Midcap Index, our stated benchmark, returned 22.6%.1 We believe it was also a fantastic year for the FAM Value Fund. Not only did we achieve benchmark-beating returns of 25.6% for the year, but we made a tremendous addition to the Value Fund’s management team in October (more on this later).

It is often said, “The stock market is not the economy.” Indeed, this was true in 2020 when the S&P 500 returned 18.4% despite a 3.4% decline in U.S. Real Gross Domestic Product (GDP) and one of the deepest recessions on record.2 This year, however, strong equity returns were driven by a vaccine-fueled rebound in economic activity. Though the final numbers aren’t in as of this writing, the U.S. economy (as measured by real GDP) is expected to have grown 5.6% (the fastest rate since 1984). Of course, this is in comparison to 2020’s decline; but if you zoom out, we’re nearly back on track with our pre-covid trendline of economic growth.

GDP relates to the “sales” of American companies and while sales growth is great, as owners of businesses we’re keenly interested in the earnings those sales produce. From that perspective, we could not be more pleased with the performance of our portfolio companies. Granted, growing earnings is easier when sales are growing, but many U.S. firms, including many of our holdings, faced tremendous cost pressures. For many reasons, inflation in everything including raw materials, transportation, and labor created profitability headwinds this year. Despite these pressures, our portfolio companies, collectively, grew earnings much faster than sales through adept strategic decisions, stringent management of costs, productivity improvements and, occasionally, price increases. A skilled management team is often crucial to a good investment experience. The last couple of years have confirmed that we’ve invested in what we believe are some of the best in American business.

While growth in meme stocks, SPACs, cryptocurrencies, and non-fungible tokens (NFTs) garnered many financial headlines, the Value Fund’s returns came from an increase in:

■	Cars sold and serviced (ITW, AZO, KMX, ADI, APH)

■	Insurance policies written (BRO, PGR, BRK, MKL)

■	Highways and buildings constructed (VMC)

■	Computers sold (CDW)

■	Fluids pumped (IEX, GGG)

■	Assets tracked (ZBRA, AVY)

■	Goods hauled (BRK.A, LSTR)

■	And more…

We’ve owned many of these businesses for several years and some for more than a decade. The year 2021 was a reminder that, despite the fascination with new, esoteric assets, wealth can be grown owning solid, durable, well-run and, by some people’s measure, boring businesses.

Portfolio Activity

In this year’s semi-annual letter, we characterized our trading activity in the first half of the year as “quiet.” Extending that metaphor, you could hear a pin drop in the second half as valuations continued to rise and volatility remained very low.

[1]	FactSet as of 12/31/2021

[2]	FactSet as of 12/31/2021

FAM VALUE FUND

Purchases

We purchased one new security, Clarivate (CLVT) , and added to two existing positions, Fidelity National Information Services (FIS) and Black Knight (BKI), in the Value Fund during the second half of the year.

Clarivate (CLVT) is an information services company that provides database and workflow solutions to end markets that focus on the creation and protection of new ideas and products such as academia, life sciences, intellectual property law, and other innovation-intensive fields. Their products range from the leading citation database for scientific journals to the most comprehensive database detailing patents in the world. Most of their products are #1 or #2 in their markets, are subscription-based (80% of CLVT’s revenue is recurring), and are deeply ingrained in the workflow of their clients as evidenced by a retention rate of 91%. Most experts and users of their products that we talked to could not imagine a workday without them. These are all qualities we love in an information business.

But we’re not just betting on a great horse, we’re betting on a great jockey too. CEO Jerre Stead has had a long and successful career of buying high- quality, but undermanaged, businesses and vastly improving their earnings power through a combination of internal fixes and strategic acquisitions. His most recent such endeavor prior to Clarivate was IHS Markit and he is using the same playbook at Clarivate that did so well at IHS.

We also added substantially to our Fidelity National Information Services (FIS) position throughout the year. FIS is essentially a financial technology company that provides software critical to running banks and investment firms (~70% of revenue). It also processes payments, including credit and debit card transactions, for more than one million businesses throughout the world (~30% of revenue). It has one of the highest quality rankings in the Value Fund according to our internal scoring system. FIS was a performance detractor in 2021 despite impressive earnings growth and improving prospects.

The primary reason for this divergence is that some investors fear that new ways of paying for goods and services (e.g., buy-now-pay-later and cryptocurrencies) will significantly reduce the amount spent with credit and debit cards. Indeed, many firms in the “payments” industry, including Visa and Mastercard (not Value Fund holdings), performed poorly in 2021 on these fears. We feel that these fears are overblown. There has always been innovation in payment methods and we estimate that there is plenty of growth left for traditional formats for years to come as cash and check continue to convert to electronic forms of payment. Also, the 70% of FIS revenue tied to enabling the critical infrastructure of banks and investment firms continues to grow impressively and take market share from competitors. We like FIS and will look for opportunities to continue to build our position.

Sales

In the first half of the year, we sold all our shares of First Hawaiian Bank (FHB), Heico Corporation (HEI.A), STERIS (STE), The Hanover Insurance Group (THG), and White Mountains Insurance Group (WTM). Please see our discussion of these sales in our semi-annual letter as of June 30, 2021. During the second half of 2021, we sold all our shares of stock in Landstar (LSTR) and Home BancShares (HOMB) while trimming our holding of Berkshire Hathaway (BRK.A).

We started buying Landstar (LSTR) in August of 2017 and added to it opportunistically over the past four years. It was a terrific holding from our viewpoint. Landstar is a leading trucking company that owns no trucks and employs no drivers, which is why we like it. The business has been able to grow impressively without spending owner earnings on expensive tractors or having to recruit and keep drivers, a notoriously difficult endeavor. Instead, they lease the trucks of a growing fleet of independent owner/operators. These owner/operators agree to drive only for Landstar during their lease in exchange for access to the firm’s long list of available loads to haul. They love driving for Landstar because they can pick load combinations that optimize their income and quality of life.

FAM VALUE FUND

Landstar is earning record profits in an environment of supply chain disruptions and increasing demand for goods. We feel this supply/demand imbalance will moderate over time causing LSTR’s earnings growth to slow — or even reverse — making it difficult to earn attractive returns from these levels. That said, this was our second time owning the company and perhaps there may be a third.

We sold our very small stake in Home BancShares (HOMB) to fund purchases of other businesses. Home is a great bank, in our opinion, with a dynamic, skilled leader in John Allison. We like the bank and think it will continue to take share in its served communities.

We trimmed our Berkshire Hathaway (BRK.A) position to fund purchases of securities we thought had better return prospects. We think Warren Buffett and his partner Charlie Munger have built a business that will compound value well beyond their years, but the size of the company and the mix of businesses will likely be a governor on that growth.

Closing Thoughts

In our 2021 semi-annual letter, we said the year was “unfolding very much as we expected” with the resumption of a pre-COVID way of life; however, we included the cautionary reminder that, of course, “no one knows.” One risk we were watching at that time was the emergence of the Delta variant. Here we are a half-year later and Delta has come and mostly gone, but now the Omicron variant is rapidly sweeping the nation. No one knows. We think, however, that the underpinnings of the economic recovery from the COVID recession remain in place: unemployment is low, jobs are plentiful, wages are rising, consumer confidence is high, business confidence is strong, interest rates are historically low, and personal and corporate balance sheets are in good shape. If initial indications that the new variant will be significantly less harmful than past variants, the economic engine should continue to power corporate earnings growth in 2022. That said, we are keeping an eye on inflation and interest rates. If either get too high, it could dampen both economic growth and investment returns.

Finally, as you may already know, in October Marc Roberts joined the management team of the FAM Value Fund. Marc was co-manager of the FAM Small Cap Fund from 2012 to 2016 before relocating to Chicago. During the intervening time, we stayed in close contact with him, both as friends and as peers. He is a very skilled analyst and portfolio manager and adds a fresh perspective to our team. We couldn’t be happier to have him back in the fold.

Thank you for investing with us in the FAM Value Fund.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2020 TO 12/31/2021

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
CDW Corporation	6.08%	3.05%
Brown & Brown, Inc.	6.49%	2.87%
Brookfield Asset Management, Inc. - Class A	5.20%	2.30%
CarMax, Inc.	4.56%	1.90%
EOG Resources, Inc.	2.29%	1.62%

This reflects the FAM Value Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

FAM VALUE FUND

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Fidelity National Information Services, Inc.	2.13%	-0.50%
Ross Stores, Inc.	6.03%	-0.41%
Black Knight, Inc.	2.46%	-0.29%
Brookfield Asset Management Reinsurance Partners Ltd.	0.00%	-0.01%
Home BancShares, Inc.	0.44%	0.00%

Past performance does not indicate future results.

John D. Fox, CFA	Drew P. Wilson, CFA	Marc D. Roberts, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings as of the most recent quarter most recent quarter.

FAM VALUE FUND — Performance Summary Continued

December 31, 2021 (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the Investor Shares of the FAM Value Fund since inception on January 2, 1987, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard &   Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE FUND,

THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM VALUE FUND — Performance Summary Continued

December 31, 2021 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

The performance data quoted represents past performance.

					Since
	1 Year	3 Year	5 Year	10 Year	Inception
FAM Value Fund - Investor Shares*	25.63%	20.49%	13.94%	13.86%	10.94%
Russell Midcap Index	22.58%	23.29%	15.10%	14.91%	12.04%
S&P 500 Index	28.71%	26.07%	18.47%	16.55%	11.31%

*	Disclosure: The total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.19% after fee waivers of (0.01%) for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.00% after fee waivers of (0.12%) for the Institutional Class. The total annual operating expense ratio as reported in the Fund’s audited financial statements is 1.18% as of December 31, 2021 for the Investor Class. The total annual operating expenses as reported in the Fund’s audited financial statements is 0.99% as of December 31, 2021 after a fee waiver of (0.12%)for the Institutional Class. The Advisor has contractually agreed, until May 1, 2022, to waive fees and/ or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.18% and Institutional Shares at 0.99%.

Past performance is not indicative of future results, current performance may be lower or higher than the performance date quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Value Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each fund as well as other information on the FAM Value Fund, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM VALUE FUND — Portfolio Data

December 31, 2021 (Unaudited)

TOP 10 HOLDINGS

AS OF 12/31/2021

% OF
FAM VALUE FUND	PORTFOLIO
Brown & Brown, Inc.	7.77%
CDW Corporation	6.59%
IDEX Corporation	6.09%
Brookfield Asset Management, Inc. - Class A	5.76%
Ross Stores, Inc.	5.34%
Markel Corporation	4.33%
CarMax, Inc.	4.20%
Illinois Tool Works, Inc.	4.12%
Vulcan Materials Company	3.56%
Graco, Inc.	3.33%
TOTAL NET ASSETS	$1,734,059,062

The portfolios are actively managed and current holdings may be different.

FAM VALUE FUND — Portfolio Data Continued

December 31, 2021 (Unaudited)

COMPOSITION OF NET ASSETS
Machinery	13.5%
Insurance	13.5%
Specialty Retail	12.3%
Electronic Equipment, Instruments & Components	8.8%
Capital Markets	8.2%
IT Services	8.0%
Banks	3.8%
Construction Materials	3.6%
Health Care Equipment & Supplies	3.2%
Chemicals	3.1%
Semiconductors & Semiconductor Equipment	3.1%
Money Market Funds	3.0%
Trading Companies & Distributors	2.9%
Diversified Financial Services	2.7%
Oil, Gas & Consumable Fuels	2.5%
Containers & Packaging	2.3%
Multi-Line Retail	2.0%
Building Products	1.2%
Electrial Equipment	1.2%
Household Durables	0.6%
Professional Services	0.5%
Other	(0.0%)(a)

(a)	Percentage rounds to less than 0.1%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM VALUE FUND — Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS — 97.0%
Banks — 3.8%
M&T Bank Corporation	179,000	$27,490,820
Pinnacle Financial Partners, Inc.	105,000	10,027,500
SouthState Corporation	348,110	27,887,092
		65,405,412

Building Products — 1.2%
Fortune Brands Home & Security, Inc.	200,000	21,380,000

Capital Markets — 8.2%
Brookfield Asset Management, Inc. - Class A	1,653,750	99,853,425
T. Rowe Price Group, Inc.	214,390	42,157,650
		142,011,075

Chemicals — 3.1%
Air Products & Chemicals, Inc.	175,500	53,397,630

Construction Materials — 3.6%
Vulcan Materials Company	297,930	61,844,309

Containers & Packaging — 2.3%
Avery Dennison Corporation	187,000	40,498,590

Diversified Financial Services — 2.7%
Berkshire Hathaway, Inc. - Class A (a)	105	47,319,510

Electrical Equipment — 1.2%
Amphenol Corporation - Class A	234,000	20,465,640

Electronic Equipment, Instruments & Components — 8.8%
CDW Corporation	558,200	114,308,196
Zebra Technologies Corporation - Class A (a)	63,720	37,926,144
		152,234,340

Health Care Equipment & Supplies — 3.2%
Stryker Corporation	208,000	55,623,360

Household Durables — 0.6%
NVR, Inc. (a)	1,890	11,167,764

Insurance — 13.5%
Brown & Brown, Inc.	1,919,392	134,894,870
Markel Corporation (a)	60,850	75,088,900
Progressive Corporation (The)	240,000	24,636,000
		234,619,770

IT Services — 8.0%
Black Knight, Inc. (a)	608,611	50,447,766
Broadridge Financial Solutions, Inc.	72,900	13,327,578
Fidelity National Information Services, Inc.	324,400	35,408,260
Genpact Ltd.	741,600	39,364,128
		138,547,732

See Notes to Financial Statements

FAM VALUE FUND — Schedule of Investments Continued

December 31, 2021

	Shares	Value
COMMON STOCKS — 97.0% (Continued)
Machinery — 13.5%
Graco, Inc.	716,650	$57,776,323
IDEX Corporation	446,750	105,575,960
Illinois Tool Works, Inc.	289,950	71,559,660
		234,911,943

Multi-Line Retail — 2.0%
Dollar General Corporation	146,300	34,501,929

Oil, Gas & Consumable Fuels — 2.5%
EOG Resources, Inc.	483,000	42,904,890

Professional Services — 0.5%
Clarivate plc (a)	400,000	9,408,000

Semiconductors & Semiconductor Equipment — 3.1%
Analog Devices, Inc.	222,950	39,187,921
Microchip Technology, Inc.	160,000	13,929,600
		53,117,521

Specialty Retail — 12.3%
AutoZone, Inc. (a)	22,700	47,588,053
CarMax, Inc. (a)	559,944	72,921,507
Ross Stores, Inc.	810,688	92,645,425
		213,154,985

Trading Companies & Distributors — 2.9%
Fastenal Company	780,900	50,024,454

Total Common Stocks (Cost $509,194,490)		$1,682,538,854

MONEY MARKET FUNDS — 3.0%
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (b) (Cost $52,447,888)	52,447,888	$52,447,888

Total Investments at Value — 100.0% (Cost $561,642,378)		$1,734,986,742
Liabilities in Excess of Other Assets - (0.0%) (c)		(927,680)
Net Assets — 100.0%		$1,734,059,062

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2021.

(c)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND

December 31, 2021

Dear Fellow Dividend Focus Fund Shareholder,

2021 Highlights

■	FAM Dividend Focus Fund celebrated its 25-year anniversary.

■	The Dividend Focus Fund achieved a 25.57% total return for the full year, outpacing its benchmark (Russell Midcap Index) which returned 22.58%.

■	Morningstar rated the Dividend Focus Fund as a 5-star mutual fund for 3, 5, and 10 years as well as overall.**

The Dividend Focus Fund posted strong results for the year returning 25.57%, which was well ahead of the Russell Midcap Index. The main contributor to performance was our commitment to letting the compounders compound.

The investment environment over the last 12 months was characterized by a multitude of crosscurrents and shifting investment themes. Investor sentiment bounced between optimism over the reopening of the economy following vaccinations to worries about supply chain disruptions and runaway inflation — and then back to a new COVID variant that could shut down world economies again.

The other side of the coin was the strong economic backdrop as the U.S. economy continued to strengthen throughout the year and companies grew more confident in their outlook. This confidence came from strong demand that translated into record sales and earnings for many businesses. This was also true of our overall portfolio holdings which showed nice earnings growth throughout the year. In most cases, our holdings were on track to have generated record earnings in 2021. We also saw businesses go on the offensive and make acquisitions to grow and bolster their competitive position. More than two-thirds of our portfolio companies made at least one acquisition in 2021. In total, our holdings announced 87 deals, which includes 42 deals by Arthur J. Gallagher alone. Companies have also returned to opening new stores, increasing share buybacks, and growing their dividends.

Dividends

Investing in dividend-paying companies that have a long track record of growing their dividend is a hallmark of the Dividend Focus Fund. In fact, every holding pays a dividend. We view management’s willingness to pay a dividend and raise that dividend each year as a sign of confidence in their company’s future prospects. We also believe that a growing dividend makes a firm’s management team extra sharp on their capital allocation since there is less room for error in making growth investments or acquisitions.

During the early months of the pandemic, many dividend-paying companies held their dividends constant in order to conserve cash due to the uncertain environment. Over the past year, the Dividend Focus Fund’s holdings developed greater confidence in the future and resumed their normal dividend growth.

For 2021, the average growth rate in dividends of each holding in the portfolio was 10.2%, which is up approximately 3 points over the 7% growth the previous year (this excludes Ross Stores due to no comparison the previous year and Digital Realty Trust which is being sold). Over the last five years, the portfolio holdings have increased their dividends by 13.4% annually1 — again, we view this as tangible evidence of managements’ confidence in their future growth.

Performance Contributors and Detractors

Performance continues to be led by the largest holdings in the Dividend Focus Fund. A holding gets to be large by performing well and appreciating its way to becoming a top holding. We like to think of the Top 10 Holdings as a performance meritocracy. A company has to perform in order to make it into a top position and it has to continue to perform to maintain its spot on the list.

[1]	FactSet as of 12/31/2021

FAM DIVIDEND FOCUS FUND

Our three largest contributors to performance in 2021 were CDW Corporation (CDW), Trane Technologies (TT), and Arthur J. Gallagher & Co. (AJG).

CDW is expected to grow earnings more than 18% for the year and announced a large acquisition of Sirius Computer Solutions. Overall, the company announced 3 deals over the last 12 months. The dividend was increased 10% in 2021 and has grown 29% annually for the last 5 years.

Trane Technologies’ earnings are expected to grow 35% for the year setting a new record. The company has benefited from higher demand of HVAC equipment as well as higher prices, which are passed on to offset higher costs. The business increased their dividend by 11% during the year.

Arthur J. Gallagher & Co. is an insurance broker that has a long history of acquiring smaller firms and tucking them into their operations. In 2021, the company continued its strong earnings growth and made 42 acquisitions during the year. AJG increased its dividend by 7% over the previous year.

Our three largest detractors were Ross Stores (ROST), McCormick & Company (MKC), and Jack Henry & Associates (JKHY).

Ross Stores posted a massive increase in sales and strong same-store sales; however, higher transportation costs, COVID -related expenses, and wage inflation ate into their margins. We believe that the off -price retail concept is alive and well and Ross should be able to expand their margins over the next few years. During the year, Ross reinitiated their dividend at the pre-pandemic level and resumed their share buyback program.

While McCormick is competitively advantaged, there is uncertainty about what the baseline growth in their consumer spice businesses will be now that we are past the virus lockdowns when the company saw huge spikes in demand. McCormick is also spending a considerable amount on an ERP (Enterprise Resource Planning) system which is muting earnings (likely for the next year or so). We trimmed this position previously based on our muted outlook for near-term earnings growth. As the company’s growth profile ideally returns to historical rates, we plan to add to the position. McCormick raised their dividend 10% during the year.

Jack Henry & Associates turned in a good financial performance for the year, but the valuation contracted from previous levels. We are pleased with the firm’s operating results as well as their future growth prospects. Based on our research of their competitive position, we believe they can continue to grow their operation mid to high single digits going forward. Jack Henry raised the dividend 7% during the year.

Portfolio Activity

Portfolio changes in the Dividend Focus Fund were modest for the year after taking advantage of many opportunities in 2020 during the pandemic and adding 7 new names.

Purchases

In 2021, there were no new positions initiated. The only trades were mostly small additions to 11 holdings. The most significant additions were to Republic Services (RSG), Jack Henry & Associates, and STERIS (STE). The other trades were primarily putting cash inflows to work at various points throughout the year.

Sales

We trimmed five positions — Digital Realty Trust (DLR), Microchip Technology (MCHP), Entegris (ENTG), Avery Dennison Corporation (AVY), and T. Rowe Price Group (TROW). The most significant trim was Digital Realty as we are slowly exiting the position for better opportunities.

FAM DIVIDEND FOCUS FUND

Outlook

We believe the outlook for the portfolio is solid and that we own a collection of businesses that punch higher than their weight class (to use a boxing analogy). We like all the holdings in the FAM Dividend Focus Fund and expect them to continue to grow their earnings and dividends for many years to come.

As always, we are diligently working on your behalf. Thank you for investing with us.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2020 TO 12/31/2021

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
CDW Corporation	6.48%	3.36%
Trane Technologies plc	6.10%	2.37%
Entegris, Inc.	5.24%	2.21%
Arthur J. Gallagher & Company	5.81%	2.15%
Pool Corporation	4.05%	1.83%

This reflects the FAM Dividend Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Ross Stores, Inc.	4.80%	-0.30%
HEICO Corporation	1.90%	0.22%
Jack Henry & Associates, Inc.	3.03%	0.11%
Graco, Inc.	0.95%	0.11%
McCormick & Company, Inc.	0.43%	0.01%

Past performance does not indicate future results.

Paul C. Hogan, CFA	William W. Preston, CFA
Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor,

FAM DIVIDEND FOCUS FUND

to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings as of the most recent quarter most recent quarter.

**	All investing involves risk including the possible loss of principal. Before investing, carefully read the fund’s prospectus which includes investment objectives, risks, charges, expenses and other information about the fund. Please call us at 800-932-3271 or visit fenimoreasset.com for a prospectus or summary prospectus. Past performance and Morningstar ratings are not an indicator of a fund’s future returns.

The Morningstar RatingTM is a quantitative assessment of a fund’s past performance — both return and risk — as measured from 1 to 5 stars. It uses focused comparison groups to better measure fund manager skill. As always, the Morningstar RatingTM is intended for use as the first step in the fund evaluation process. A high rating alone is not a sufficient basis for investment decisions.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three -year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10 -year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

The FAM Dividend Focus Fund received a 5-Star Overall Morningstar RatingTM as well as a 5-Star Morningstar RatingTM for the 3-Year, a 5-Star Morningstar RatingTM for the 5-Year, and a 5-Star Morningstar RatingTM for the 10-Year periods ending 12/31/2021 among 352, 308, and 203 Mid-Cap Blend funds, respectively.

©   2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

FAM DIVIDEND FOCUS FUND — Performance Summary Continued

December 31, 2021 (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the FAM Dividend Focus Fund since inception on April 1, 1996, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard and Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard and Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM DIVIDEND FOCUS FUND,
THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Dividend Focus Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM DIVIDEND FOCUS FUND — Performance Summary Continued

December 31, 2021 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

The performance data quoted represents past performance.

					SINCE
	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPTION
FAM Dividend Focus Fund*	25.57%	23.51%	16.26%	14.82%	10.23%
Russell Midcap Index	22.58%	23.29%	15.10%	14.91%	11.14%
S&P 500 Index	28.71%	26.07%	18.47%	16.55%	10.12%

*	Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.25%. The total operating expense as reported in the FAM Dividend Focus Fund’s audited financial statements as of December 31, 2021 is 1.22%.

Past performance is not indicative of future results, current performance may be lower or higher than the performance date quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Dividend Focus Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each fund as well as other information on the FAM Dividend Focus Fund, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM DIVIDEND FOCUS FUND — Portfolio Data

December 31, 2021 (Unaudited)

TOP 10 HOLDINGS

AS OF 12/31/2021

% OF
FAM DIVIDEND FOCUS FUND	PORTFOLIO
CDW Corporation	6.69%
Arthur J. Gallagher & Company	6.13%
Trane Technologies plc	6.09%
Microchip Technology, Inc.	5.44%
Entegris, Inc.	5.28%
Air Products & Chemicals, Inc.	4.74%
Stryker Corporation	4.62%
Pool Corporation	4.59%
Broadridge Financial Solutions, Inc.	4.39%
Ross Stores, Inc.	4.13%
TOTAL NET ASSETS	$664,225,144

The portfolios are actively managed and current holdings may be different.

FAM DIVIDEND FOCUS FUND — Portfolio Data Continued

December 31, 2021 (Unaudited)

COMPOSITION OF NET ASSETS
IT Services	14.7%
Semiconductors & Semiconductor Equipment	10.7%
Insurance	8.8%
Health Care Equipment & Supplies	6.7%
Electronic Equipment, Instruments & Components	6.7%
Building Products	6.1%
Chemicals	4.7%
Distributors	4.6%
Money Market Funds	4.5%
Specialty Retail	4.1%
Containers & Packaging	3.9%
Machinery	3.8%
Trading Companies & Distributors	3.4%
Construction Materials	3.2%
Commercial Support Services	3.2%
Commercial Services & Supplies	2.2%
Banks	2.2%
Industrial Conglomerates	2.1%
Aerospace & Defense	1.8%
Equity Real Estate Investment Trusts (REITs)	1.1%
Capital Markets	1.0%
Food Products	0.5%
Other	0.0%(a)

(a)	Percentage rounds to less than 0.1%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM DIVIDEND FOCUS FUND — Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS — 95.5%
Aerospace & Defense — 1.8%
HEICO Corporation - Class A	90,305	$11,605,999

Banks — 2.2%
First Hawaiian, Inc.	535,800	14,643,414

Building Products — 6.1%
Trane Technologies plc	200,300	40,466,609

Capital Markets — 1.0%
T. Rowe Price Group, Inc.	32,400	6,371,136

Chemicals — 4.7%
Air Products & Chemicals, Inc.	103,350	31,445,271

Commercial Services & Supplies — 2.2%
Cintas Corporation	33,220	14,722,107

Commercial Support Services — 3.2%
Republic Services, Inc.	152,890	21,320,510

Construction Materials — 3.2%
Vulcan Materials Company	102,830	21,345,452

Containers & Packaging — 3.9%
Avery Dennison Corporation	120,500	26,096,685

Distributors — 4.6%
Pool Corporation	53,900	30,507,400

Electronic Equipment, Instruments & Components — 6.7%
CDW Corporation	217,000	44,437,260

Equity Real Estate Investment Trusts (REITs) — 1.1%
Digital Realty Trust, Inc.	39,833	7,045,263

Food Products — 0.5%
McCormick & Company, Inc.	36,700	3,545,587

Health Care Equipment & Supplies — 6.7%
STERIS plc	57,845	14,080,051
Stryker Corporation	114,630	30,654,355
		44,734,406

Industrial Conglomerates — 2.1%
Roper Technologies, Inc.	28,000	13,772,080

Insurance — 8.8%
Arthur J. Gallagher & Company	239,920	40,707,226
Hanover Insurance Group, Inc. (The)	137,200	17,981,432
		58,688,658

IT Services — 14.7%
Broadridge Financial Solutions, Inc.	159,400	29,141,508
Genpact Ltd.	508,300	26,980,564
Jack Henry & Associates, Inc.	125,098	20,890,115
Paychex, Inc.	150,450	20,536,425
		97,548,612

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND — Schedule of Investments Continued

December 31, 2021

	Shares	Value
COMMON STOCKS — 95.5% (Continued)
Machinery — 3.8%
Graco, Inc.	74,450	$6,002,159
IDEX Corporation	81,174	19,183,040
		25,185,199

Semiconductors & Semiconductor Equipment — 10.7%
Entegris, Inc.	253,000	35,060,740
Microchip Technology, Inc.	414,920	36,122,935
		71,183,675

Specialty Retail — 4.1%
Ross Stores, Inc.	240,026	27,430,171

Trading Companies & Distributors — 3.4%
Fastenal Company	349,000	22,356,940

Total Common Stocks (Cost $300,065,297)		$634,452,434

MONEY MARKET FUNDS — 4.5%
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (a) (Cost $29,603,175)	29,603,175	$29,603,175

Total Investments at Value — 100.0% (Cost $329,668,472)		$664,055,609
Other Assets in Excess of Liabilities — 0.0% (b)		169,535
Net Assets — 100.0%		$664,225,144

(a)	The rate shown is the 7-day effective yield as of December 31, 2021.

(b)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM SMALL CAP FUND

December 31, 2021

Dear Fellow Small Cap Fund Shareholder,

For 2021, the FAM Small Cap Fund achieved a total return of 27.72% for Investor Shares and 27.82% for Institutional Shares. These returns are net-of-fees and represent outperformance of 12.90% and 13.00%, respectively, compared to the total return of 14.82% for the Russell 2000 Index (the benchmark we use for performance comparisons). Since its inception on March 1, 2012, the Small Cap Fund has returned 12.96% for Investor Shares and 13.04% for Institutional Shares versus the Russell 2000’s 12.35%.

As a reminder, we focus exclusively on what we consider to be quality companies with strong leadership and a solid financial position. These businesses usually have some competitive advantage which allows them to be more profitable and/or grow faster than their peers. Furthermore, we want to invest in these potential jewels at reasonable, if not attractive, valuations. This typically means that the business is “under a cloud” (i.e., temporarily stumbling) or “under a rock” (i.e., unknown by many investors) at the time of purchase. Our hope is that if we get all this right, then our holdings should be much larger and more profitable in the future. This in turn should lead to healthy returns for us shareholders.

Our focus on quality means we ignore certain industries and numerous companies. Of the roughly 2,000 businesses in our investable universe, many are average in our opinion. Many others are hopelessly tied to an unpredictable commodity price, which makes any predictions of future earnings extremely difficult and thus hard to invest in from our viewpoint. Others are on the wrong side of disruption and face a highly uncertain future as newer, and often technology-enabled, competitors chip away at their customer base.

We also avoid speculation. A speculator buys a stock just because it has been going up and hopes it will continue to increase so they can sell it to some other over-excited investor. Or they buy shares in a young, exciting company that promises to disrupt an established industry, yet they don’t bother to do the work to understand the sustainability of any competitive advantages or the underlying unit economics of the business. Other speculators, usually with no real unique insights, bet on unproven, development-stage drugs with the hope that they will “win the lottery” and the drug makes it through a multi-year process and ultimately wins FDA approval.

There will be times when the stock prices of what we consider to be lower quality firms boom, such as when commodity prices rise and there are regular waves of speculation.

We have certainly seen quite a lot of this the past few years. However, we believe the path to long-term success is best served by owning a portfolio of quality businesses that, on average, can be much larger and more valuable in the future under a variety of economic and political conditions.

Sure, our holdings may be temporarily impacted by the macro events of the day, but we believe that most control their own destinies and we find great comfort knowing that most are regularly adding to their earnings power. For example, our retailers systematically add more stores (each a potential profit center). Our banks consistently add more depositors and borrowers, often by out serving what we believe are bloated and sluggish “megabanks.” Our software firms keep adding customers who wish to displace manual processes and use data to eliminate costs. If our businesses keep adding the building blocks of new customers, new products and services, and more, then they should ultimately be considerably larger and more profitable in the future.

Finally, we like the recurring nature of many of our holdings. While not true in every case, many have fairly consistent revenue streams. A quick glance at the Small Cap Fund’s portfolio should find many steady and ideally growing businesses in food, water, funerals, taxes, insurance, auto and home repairs, healthcare, software subscriptions, etc. While recurring revenue businesses are not always as exciting during economic booms, they can be much easier to own under challenging conditions. Additionally, the lower volatility in earnings makes predicting the future much simpler, thus hopefully leading to fewer analytical mistakes.

FAM SMALL CAP FUND

Performance Contributors and Detractors

Our five largest contributors to performance in 2021 were ExlService Holdings (EXLS), Carriage Services (CSV), Colliers International Group (CIGI), Trisura Group (TSU), and CBIZ (CBZ). These five are a nice demonstration of much of what we try to do as investors. All have grown profits at a healthy clip and we think should continue to do so. Each was initially purchased when they were either under a cloud or under a rock. For example, we bought our first shares in ExlService Holdings in 2016 after they reported a disappointing quarter. We bought shares in Trisura in 2020 when the world was emerging from the worst days of COVID-19 and few investors knew about this small Toronto company developing an impressive insurance services business.

Additionally, we added to our positions in four of the five companies during the last two years when the stock prices declined for a variety of reasons.

Our five largest detractors were Ollie’s Bargain Outlet Holdings (OLLI), Paya Holdings (PAYA), Frontdoor (FTDR), Healthcare Services Group (HCSG), and US Physical Therapy (USPH). The well-known supply chain issues and related explosion in shipping costs impacted both Ollie’s, a discount retailer, and Frontdoor, a home warranty company that struggled to source both repair parts and appliances.

Furthermore, the “sellers’ market” in existing housing meant fewer sellers provided home warranty plans as an inducement to attract buyers. In both cases, we think these short-term issues should eventually abate and that they have great long-term outlooks. We added to both positions in 2021.

Paya got caught up in a broad sell-off in payments stocks just after our initial purchase at what we estimated was a reasonable valuation. Investor concerns have many subtexts, but they seem to be primarily concerned that disrupters are seeking to route payments away from the traditional Visa and Mastercard systems (not held in the Small Cap Fund). After much research, we concluded that Paya seems largely insulated from such a risk and thus added to our position.

As you might expect during a global pandemic, the healthcare services industry has been facing considerable challenges. Healthcare Services Group provides housekeeping, laundry, and food services to senior housing operators. Between years of suboptimal changes in Medicare reimbursement levels and then virus-reducing occupancy levels, many senior housing operators are facing severe financial distress. Some are unable to pay their suppliers. Ultimately, we decided that despite our admiration for Healthcare Services Group, the easier path was to sell the stock and move on. It is hard to build a good business when your customers are regularly distressed.

The last name on the detractors’ list, US Physical Therapy, partners with physical therapists to build practices. Early on during COVID, volumes declined as fewer people had surgeries (e.g., hip replacements) or sports injuries. Volumes have rebounded nicely, but the stock has been under pressure seemingly because a competitor has repeatedly posted disappointing results, there are concerns about upcoming Medicare rate cuts, and there are fears that the new Omicron variant will impact volumes. We continue to believe US Physical Therapy has a bright future and are comfortable holding our shares.

Portfolio Activity

We entered the year with, in our opinion, a fine collection of quality businesses run by impressive leadership teams. So, we did not feel much pressure to find many new ideas. However, ultimately, we believe that our team did find opportunities to upgrade the portfolio.

Purchases

During 2021, we purchased five new ideas and added to several of our favorite positions. While perhaps not considered as “exciting” as finding new ideas, experience has shown us that adding shares to companies we know very well can be quite rewarding. Even in years of exceptional overall returns, individual stocks can show considerable price volatility, giving us opportunities to buy shares at an attractive price. Our largest addition in 2021 was the purchase of more shares in Ollie’s Bargain Outlet Holdings (OLLI).

FAM SMALL CAP FUND

Our five new positions in 2021 were:

Dream Finders Homes (DFH) is a home builder run by what we believe is a dynamic leadership team with a bit of an unorthodox approach to home building. Most builders use debt to buy land in bulk and then gradually sell lots as homes are built, which has two drawbacks. First, growth requires spending ever-increasing amounts to buy raw land so many home builders generate little real cash flows over the years. More significantly, whenever recessions hit, traditional home builders often get stuck with vast tracts of unsold land and scary levels of unpaid debt.

By using options, Dream Finders works with land developers and purchases one lot at a time, but typically only when a customer has agreed to buy the home. This does cost a bit more, but by better matching the timing of cash inflows (from the customer) to cash outflows (to the land developer), Dream Finders is an “asset-light” business generating considerable amounts of free cash flow and industry-leading returns on equity. With more free cash flow, Dream Finders should be able to grow faster than a typical home builder. The current environment of good demand, but cost inflation and delays from component shortages, is definitely tricky; however, management seems to be adapting well and we believe that the company should be much larger and significantly more profitable in the future.

Cass Information Systems (CASS) is a mix of both a large payments processor and a modest-sized bank. We owned stock in CASS during 2012 and 2013, but sold it after a significant and rapid return. During and after the virus-induced economic slowdown and decline in short-term interest rates, Cass returned to what we estimated was a more reasonable valuation. We believe our attractive entry point should allow us to earn fine returns even if interest rates remain low, with potentially even better returns if short- term interest rates rise.

On the payments side, Cass takes all the shipping and utility bills for many large businesses, searches for errors, pays the bills, and provides customers with useful data to better manage these costs. Through expertise and economies of scale, Cass can usually do this cheaper and better than in-house operations. Cass earns both processing fees and “float” income (interest income from holding the payments from their clients for a few days before paying the individual vendors). Processing should grow from adding new customers as well as from the underlying growth at existing customers.

On the bank side, Cass uses both traditional bank deposits and the float from the processing business to invest in bonds and loans. Cass has been an excellent lender with immaterial credit losses over at least the past 20 years — in part by focusing on loans to megachurches, fast food franchises, trucking companies they know from processing payments, and small businesses around St. Louis.

Our third new investment was Paya Holdings (PAYA), an electronic payments gateway integrated in more than 2,000 business-to-business software packages. Once a payments gateway is integrated, software vendors can then offer remote card and ACH payments to their end users, typically small businesses and nonprofits. Paya connects these payments to the major transaction networks and provides value-added services such as generating invoices, establishing recurring payments, and flowing the data back into the customer’s other software systems to eliminate manual reconciliations. Paya favors industries where domain expertise is valuable such as doctors’ offices, municipalities, schools, churches, and political campaigns. Growth results from a combination of factors including the growth at existing merchants, adding new merchants, and adding new software system partners serving additional industries.

Ryan Specialty Group (RYAN) is a wholesale insurance broker and managing underwriter that provides distribution, underwriting, product development, administration, and risk management services. Revenue is generated primarily through commissions and fees. For retail insurance brokers, the firm assists in the placement of complex or otherwise hard-to-place risks. For insurance carriers, the company works with retail and wholesale insurance brokers to source, onboard, underwrite, and service these same risks. While there will undoubtedly be some insurance cycles to contend with, we really like the long-term growth picture of more underlying demand for insurance from economic growth, inflation, and newer types of risk (e.g., cyber insurance) combined with a consolidating market where the strong players like Ryan should only get stronger.

FAM SMALL CAP FUND

Chemed (CHE) is a bit of an oddity. It is a holding company with what we believe are two impressive but unrelated businesses — Vitas, the largest hospice care operator in the U.S., and Roto -Rooter, known primarily for emergency plumbing repairs. Both units grow modestly with, ordinarily, little cyclicality while generating significant amounts of free cash flow. One of the keys to the story, in our opinion, is management’s excellent capital allocation skills. While Chemed will make acquisitions, they avoid large, expensive, and risky deals. Instead, they focus on a combination of occasional low-risk purchases of Roto-Rooter franchises and significant repurchases of outstanding shares. The combination of solid but modest revenue growth, expanding profit margins, bolt-on acquisitions, and a shrinking share count led to impressive earnings per share growth. For example, adjusted earnings per share rose from $4.17 in 2010 to $18.08 in 2020.1

We have long admired Chemed and its leadership team, but finding an attractive valuation to purchase shares was difficult. Finally, in 2021, the stock declined primarily on fears that the aftereffects of COVID will depress earnings in the hospice business and this afforded us what we considered an attractive entry price. It is undeniably true that the coronavirus led to fewer people entering nursing homes and nursing homes tend to identify patients in need of hospice care earlier than primary care physicians and families. As a result, this led to fewer hospice patients and thus lower earnings for the Vitas division. However, it seems likely to us that in time patterns should return to normal and hospice-related profits should rebound. Additionally, it helps that the Roto- Rooter business continues to grow swiftly and management continues to repurchase shares.

Sales

We trimmed five holdings in 2021, mostly because we thought the valuations were high enough that doing so made sense. Experience has taught us that unless valuations are quite extreme, selling shares in what we believe are wonderful businesses often leads to disappointment and regret. Therefore, our goal is to trim positions only when the odds are highly in our favor. Usually, we only trim small amounts and look to repurchase the shares later at better prices if possible.

Furthermore, we sold eight entire positions. Generally speaking, these sales fell into two categories:

•	The first group included investments that performed well, grew, and could no longer be considered small-cap stocks. In 2021, we exited both Entegris (ENTG) and Floor & Decor Holdings (FND) when they became so large that they were generally considered mid-cap stocks.

•	The second group comprised companies we think are well run with bright futures, but they faced a combination of challenges. Some were profitable for the portfolio. Perhaps others were not the shining stars we once thought. In two cases, we only bought a few shares in the coronavirus downturn and after the prices rose we did not see a clear path to building reasonably sized positions. In some cases, we found new ideas (or the opportunity to buy more shares in existing positions) that were significantly more attractive. During 2021, we sold ONE Gas (OGS), The Hanover Insurance Group (THG), Natus Medical (NTUS), FRP Holdings (FRPH), White Mountains Insurance Group (WTM), and Healthcare Services Group (HCSG).

Closing Thoughts

Although there are many things to worry about as we exit 2021 such as inflation, supply chain troubles, and the potential for higher interest rates, we feel very comfortable with the FAM Small Cap Fund’s portfolio. Undoubtedly, while we could witness positive or disappointing surprises in several investments, we believe, on average, they should prove to be quality businesses run by first-class leaders that operate with a safe financial condition and have the potential to be much larger in 5 to 10 years.

[1]	Per Chemed’s 12/7/21 investor presentation. Past performance does not indicate future results.

FAM SMALL CAP FUND

Our plans for 2022 are similar to past years. We have several projects under way to dig even deeper into our existing holdings; this includes finding additional industry experts to speak with about these operations. We are not “buy-and-hold” investors, but more “buy-and-keep-learning” investors. Our team is also studying some potentially interesting opportunities. However, our best opportunities are usually to keep picking up additional shares in existing positions when they go “on sale.”

As always, we are grateful and honored that you trust us with your hard-earned capital. Thank you for investing with us in the FAM Small Cap Fund.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2020 TO 12/31/2021

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
ExlService Holdings, Inc.	5.61%	3.28%
Trisura Group Ltd.	3.77%	2.92%
Carriage Services, Inc.	3.27%	2.82%
Colliers International Group, Inc.	4.85%	2.70%
Pinnacle Financial Partners, Inc.	5.11%	2.22%

This reflects the FAM Small Cap Fund’s best and worst performers, in descending order, based on individual stock per-formance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Paya Holdings, Inc.	1.21%	-1.29%
Ollie’s Bargain Outlet Holdings, Inc.	2.41%	-1.07%
frontdoor, inc.	3.82%	-1.00%
Healthcare Services Group, Inc.	1.94%	-0.56%
Cass Information Systems, Inc.	1.89%	-0.37%

Past performance does not indicate future results.

Andrew F. Boord	Kevin D. Gioia, CFA
Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of

FAM SMALL CAP FUND

every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings as of the most recent quarter most recent quarter.

FAM SMALL CAP FUND — Performance Summary Continued

December 31, 2021 (Unaudited)

The chart below depicts the change in the value of a $10,000 investment in the Investor Shares of the FAM Small Cap Fund, since inception on March 1, 2012 as compared with the growth of the Russell 2000 Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

FAM SMALL CAP FUND, THE RUSSELL 2000 INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Small Cap Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM SMALL CAP FUND — Performance Summary Continued

December 31, 2021 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

The performance data quoted represents past performance.

				SINCE
	1 YEAR	3 YEAR	5 YEAR	INCEPTION
FAM Small Cap Fund - Investor Shares*	27.72%	21.29%	11.07%	12.96%
Russell 2000 Index	14.82%	20.02%	12.02%	12.35%
S&P 500 Index	28.71%	26.07%	18.47%	15.76%

*	Disclosure: The total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.29% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.19% for the Institutional Class. The total annual operating expense ratio as reported in the Fund’s audited financial statements is 1.26% as of December 31, 2021 for the Investor Class. The total annual operating expense ratio as reported in the Fund’s audited financial statements is 1.15% as of December 31, 2021 for the Institutional Class. The Advisor has contractually agreed, until May 1, 2022, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.42% and Institutional Shares at 1.20%.

Past performance is not indicative of future results, current performance may be lower or higher than the performance date quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Small Cap Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each fund as well as other information on the FAM Small Cap Fund, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM SMALL CAP FUND — Portfolio Data

December 31, 2021 (Unaudited)

TOP 10 HOLDINGS

AS OF 12/31/2021

% OF
FAM SMALL CAP FUND	PORTFOLIO
ExlService Holdings, Inc.	7.09%
Colliers International Group, Inc.	5.60%
CBIZ, Inc.	5.52%
Pinnacle Financial Partners, Inc.	5.04%
Carriage Services, Inc.	4.76%
Choice Hotels International, Inc.	4.75%
Trisura Group Ltd.	4.23%
Chemed Corporation	3.76%
Landstar System, Inc.	3.69%
Hostess Brands, Inc.	3.55%
TOTAL NET ASSETS	$318,001,151

The portfolios are actively managed and current holdings may be different.

FAM SMALL CAP FUND — Portfolio Data Continued

December 31, 2021 (Unaudited)

COMPOSITION OF NET ASSETS
Banks	12.3%
Diversified Consumer Services	9.9%
IT Services	9.6%
Insurance	6.3%
Food Products	6.2%
Specialty Retail	5.9%
Real Estate Management & Development	5.6%
Software	5.5%
Professional Services	5.5%
Hotels, Restaurants & Leisure	4.8%
Health Care Facilities & Services	3.8%
Road & Rail	3.7%
Gas Utilities	3.4%
Machinery	3.1%
Multi-Line Retail	2.9%
Media	2.8%
Real Estate Owners & Developers	2.6%
Money Market Funds	2.5%
Asset Management	2.2%
Health Care Providers & Services	1.5%
Other	(0.1%)

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM SMALL CAP FUND — Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS — 97.6%
Asset Management — 2.2%
Paya Holdings, Inc. (a)	1,099,145	$6,968,579

Banks — 12.3%
Cambridge Bancorp	76,031	7,115,741
Home BancShares, Inc.	250,000	6,087,500
Pinnacle Financial Partners, Inc.	168,000	16,044,000
SouthState Corporation	121,606	9,741,857
		38,989,098

Diversified Consumer Services — 9.9%
Carriage Services, Inc.	235,000	15,143,400
frontdoor, inc. (a)	278,000	10,188,700
OneSpaWorld Holdings Ltd. (a)	606,283	6,074,956
		31,407,056

Food Products — 6.2%
Hostess Brands, Inc. (a)	553,000	11,292,260
Nomad Foods Ltd. (a)	338,000	8,581,820
		19,874,080

Gas Utilities — 3.4%
Brookfield Infrastructure Corporation - Class A	157,610	10,758,459

Health Care Facilities & Services — 3.8%
Chemed Corporation	22,655	11,985,401

Health Care Providers & Services — 1.5%
U.S. Physical Therapy, Inc.	50,000	4,777,500

Hotels, Restaurants & Leisure — 4.8%
Choice Hotels International, Inc.	97,000	15,131,030

Insurance — 6.3%
Ryan Specialty Group Holdings, Inc. - Class A (a)	158,698	6,403,465
Trisura Group Ltd. (a)	358,480	13,475,263
		19,878,728

IT Services — 9.6%
Cass Information Systems, Inc.	206,145	8,105,621
ExlService Holdings, Inc. (a)	156,000	22,584,120
		30,689,741

Machinery — 3.1%
Franklin Electric Company, Inc.	104,500	9,881,520

Media — 2.8%
Boston Omaha Corporation - Class A (a)	310,000	8,906,300

Multi-Line Retail — 2.9%
Ollie’s Bargain Outlet Holdings, Inc. (a)	178,365	9,130,504

Professional Services — 5.5%
CBIZ, Inc. (a)	449,135	17,570,161

See Notes to Financial Statements

FAM SMALL CAP FUND — Schedule of Investments Continued

December 31, 2021

	Shares	Value
COMMON STOCKS — 97.6% (Continued)
Real Estate Management & Development — 5.6%
Colliers International Group, Inc.	120,000	$17,838,000

Real Estate Owners & Developers — 2.6%
Dream Finders Homes, Inc. - Class A (a)	430,000	8,363,500

Road & Rail — 3.7%
Landstar System, Inc.	65,700	11,761,614

Software — 5.5%
Descartes Systems Group, Inc. (The) (a)	96,500	7,978,620
SPS Commerce, Inc. (a)	67,500	9,608,625
		17,587,245

Specialty Retail — 5.9%
Monro, Inc.	160,000	9,323,200
Penske Automotive Group, Inc.	88,500	9,488,970
		18,812,170

Total Common Stocks (Cost $187,946,891)		$310,310,686

MONEY MARKET FUNDS — 2.5%
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (b) (Cost $7,979,254)	7,979,254	$7,979,254

Total Investments at Value — 100.1% (Cost $195,926,145)		$318,289,940

Liabilities in Excess of Other Assets - (0.1%)		(288,789)

Net Assets — 100.0%		$318,001,151

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2021.

See Notes to Financial Statements

FAM FUNDS — Statements of Assets and Liabilities	December 31, 2021

		Dividend
	Value	Focus	Small Cap
	Fund	Fund	Fund
Assets
Investments in securities, at cost	$561,642,378	$329,668,472	$195,926,145
Investments in securities, at value	$1,734,986,742	$664,055,609	$318,289,940
Cash	—	—	68,324
Receivable for Fund shares sold	109,524	505,017	49,452
Dividends receivable	1,038,137	467,050	18,101
Other assets	25,370	14,867	22,363
Total Assets	1,736,159,773	665,042,543	318,448,180
Liabilities
Payable for Fund shares redeemed	342,842	92,788	80,819
Accrued investment advisory fees	1,313,515	492,361	235,495
Accrued shareholder servicing and fund accounting fees	101,093	38,336	18,334
Accrued business management and administrative fees	227,826	136,430	61,857
Other accrued expenses and liabilities	115,435	57,484	50,524
Total Liabilities	2,100,711	817,399	447,029
Net Assets	$1,734,059,062	$664,225,144	$318,001,151
Net Assets Consist of:
Paid-in capital	$560,714,698	$329,705,828	$195,637,356
Accumulated earnings	1,173,344,364	334,519,316	122,363,795
Net Assets	$1,734,059,062	$664,225,144	$318,001,151
Net asset value and offering per share
Net assets - Investor Shares	$1,681,117,974	$664,225,144	$213,587,787
Net assets - Institutional Shares	$52,941,088	N/A	$104,413,364
Shares outstanding - Investor Shares	16,881,466	12,657,040	8,552,780
Shares outstanding - Institutional Shares	528,347	N/A	4,148,030
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$99.58	$52.48	$24.97
Institutional Shares	$100.20	N/A	$25.17

See Notes to Financial Statements

FAM FUNDS — Statements of Operations	Year Ended December 31, 2021

		Dividend
	Value	Focus	Small Cap
	Fund	Fund	Fund
Investment Income
Dividends	$19,357,472	$7,276,996	$2,186,919
Foreign witholding taxes on dividends	(217,409)	—	(67,305)
Total Investment Income	19,140,063	7,276,996	2,119,614
Expenses
Investment advisory fees (Note 2)	14,418,653	5,264,511	2,641,193
Shareholder account servicing fees (Note 2)
Investor shares	1,254,241	357,165	135,590
Institutional shares	116	—	11,438
Fund accounting fees (Note 2)
Investor shares	1,087,675	409,693	138,646
Institutional shares	34,136	—	66,899
Shareholder administrative services fees (Note 2)
Investor shares	846,206	574,134	187,871
Institutional shares	24,906	—	38,322
Business management fees (Note 2)	480,777	175,583	88,090
Legal fees	163,218	45,674	20,696
Custodian and bank servicing fees	136,311	55,151	33,160
Trustee’s fees and expenses	74,807	74,806	74,807
Registration and filing fees	69,664	60,753	58,255
Postage and supplies	95,786	39,402	24,018
Audit and tax services fees	50,500	25,250	25,250
Printing of shareholder reports	32,313	27,129	10,410
Compliance services fees (Note 2)	20,000	20,000	20,000
Other	24,230	15,344	14,865
Total Expenses	18,813,539	7,144,595	3,589,510
Fee reductions by Advisor (Note 2)	(59,466)	—	—
Previous investment advisory fee reductions recouped by the Adviser (Note 2)	25,000	—	—
Net Expenses	18,779,073	7,144,595	3,589,510
Net Investment Income (Loss)	360,990	132,401	(1,469,896)
Realized and Unrealized Gains on Investments
Net realized gains on investments	82,514,852	8,713,945	22,501,070
Net change in unrealized appreciation (depreciation) on
investments	277,880,003	123,838,205	47,424,133
Net Realized and Unrealized Gains	360,394,855	132,552,150	69,925,203
Net Increase in Net Assets From Operations	$360,755,845	$132,684,551	$68,455,307

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Value Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Change in Net Assets
From operations
Net investment income (loss)	$360,990	$(909,606)
Net realized gains on investments	82,514,852	53,401,169
Net change in unrealized appreciation (depreciation) on investments	277,880,003	33,871,873
Net increase in net assets resulting from operations	360,755,845	86,363,436

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(80,247,978)	(49,450,733)
Distributable earnings - Institutional Shares	(2,627,864)	(1,527,001)
Return of capital - Investor Shares	(69,466)	—
Return of capital - Institutional Shares	(19,800)	—
Total Distributions	(82,965,108)	(50,977,734)

Capital share transactions (Note 3):	28,392,172	(17,904,253)
Total increase in net assets	306,182,909	17,481,449

Net Assets
Beginning of year	1,427,876,153	1,410,394,704
End of year	$1,734,059,062	$1,427,876,153

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Dividend Focus Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Change in Net Assets
From operations
Net investment income	$132,401	$1,330,383
Net realized gains on investments	8,713,945	9,134,799
Net change in unrealized appreciation (depreciation) on investments	123,838,205	43,360,039
Net increase in net assets resulting from operations	132,684,551	53,825,221

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(8,714,167)	(10,793,419)
Return of capital - Investor Shares	—	(71,621)
Total distributions	(8,714,167)	(10,865,040)

Capital share transactions (Note 3):	30,588,476	12,089,060
Total increase in net assets	154,558,860	55,049,241

Net Assets
Beginning of year	509,666,284	454,617,043
End of year	$664,225,144	$509,666,284

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Small Cap Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Change in Net Assets
From Operations:
Net investment loss	$(1,469,896)	$(981,909)
Net realized gains (losses) on investments	22,501,070	(2,802,572)
Net change in unrealized appreciation (depreciation) on investments	47,424,133	27,199,916
Net increase in net assets resulting from operations	68,455,307	23,415,435

Distributions to shareholders from (Note 5):
Investor Shares	(13,162,403)	—
Institutional Shares	(6,537,160)	—
Total distributions	(19,699,563)	—

Capital share transactions (Note 3):	26,495,512	18,376,160
Total increase in net assets	75,251,256	41,791,595

Net Assets
Beginning of year	242,749,895	200,958,300
End of year	$318,001,151	$242,749,895

See Notes to Financial Statements

FAM FUNDS — Notes to Financial Statements

Note 1.  Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is authorized to issue two classes of shares: Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have different investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. As of the date of this report, Institutional Shares of the FAM Dividend Focus Fund are not currently offered.

The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Dividend Focus Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and followed by the Funds in the preparation of their financial statements.

a)	Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day that the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Securities for which no sale was reported, over-the-counter securities, and securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).

These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

FAM FUNDS — Notes to Financial Statements

The following is a summary of each Fund’s investments and the inputs used to value the investments as of December 31, 2021:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,682,538,854	$—	$—	$1,682,538,854
Money Market Funds	52,447,888	—	—	52,447,888
Total	$1,734,986,742	$—	$—	$1,734,986,742

FAM Dividend Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$634,452,434	$—	$—	$634,452,434
Money Market Funds	29,603,175	—	—	29,603,175
Total	$664,055,609	$—	$—	$664,055,609

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$310,310,686	$—	$—	$310,310,686
Money Market Funds	7,979,254	—	—	7,979,254
Total	$318,289,940	$—	$—	$318,289,940

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended December 31, 2021.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b)	Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)	Investment Income

Interest income, if any, is accrued as earned, and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividend income on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/ or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the composition of the distributions.

d)	Share Valuation

The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

FAM FUNDS — Notes to Financial Statements

e)	Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Dividend Focus Fund, if applicable. Dividends from net investment income, if any, are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each share class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year ended December 31, 2021, management has evaluated the tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. All open tax years (generally, three years) remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)	Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h)	Allocation between Classes

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2.  Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Agreement

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of its average daily net assets. During the year ended December 31, 2021, the Adviser earned $14,418,653, $5,264,511 and $2,641,193 of fees under the Investment

FAM FUNDS — Notes to Financial Statements

Advisory Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively and earned $480,777, $175,583 and $88,090 of fees under the Business Management Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement (the “ELA”) entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2022, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Dividend Focus Fund and 1.20% for FAM Small Cap Fund.

During the year ended December 31, 2021, pursuant to the terms of the ELA, the Advisor reduced its fees for FAM Value Fund in the amount of $59,466. The FAM Dividend Focus Fund and the FAM Small Cap Fund did not have any advisory fee reductions during the year ended December 31, 2021.

The Advisor may be reimbursed by the Funds for any fees waived pursuant to the ELA if such payment is made within three years of the fee waiver and does not cause the total annual Fund operating expenses after fee waiver (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) of the Funds to exceed the lesser of (i) the then-current expense limit and (ii) the expense limit in place at the time the waiver. During the year ended December 31, 2021, the Advisor recouped $25,000 of prior years’ investment advisory fee reductions from the Investor Class of the FAM Value Fund. As of December 31, 2021, the amounts of previously reduced fees that the Advisor may recoup from the FAM Value Fund are shown below, along with the expiration dates of such recoupments:

	2022	2023	2024	Total
FAM Value Fund	$190,587	$104,548	$59,466	$354,601

Shareholder Administration Services

The Funds have adopted Shareholder Administrative Services Plans (the “Plans”) for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor Shares of each respective Fund; and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

For the year ended December 31, 2021, shareholder administrative fees incurred pursuant to the Plans were as follows:

FAM Value Fund	$871,112
FAM Dividend Focus Fund	$574,134
FAM Small Cap Fund	$226,193

FAM FUNDS — Notes to Financial Statements

Shareholder Account Services

Pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor, for the purpose of providing or procuring shareholder account services, with respect to the Investor Shares of the Funds, the Advisor receives a fee at the annual rate of 0.11% of the average daily net assets allocable to the Investor Shares of each Fund, and, pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor with respect to the Institutional Shares of the Funds, the Advisor receives a fee at the annual rate of 0.03% of the average daily net assets allocable to the Institutional Shares of each Fund. For the year ended December 31, 2021, shareholder account servicing fees incurred by the Funds to the Advisor were as follows:

FAM Value Fund	$1,254,357
FAM Dividend Focus Fund	$357,165
FAM Small Cap Fund	$147,028

Fund Accounting

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% on each Fund’s average daily net assets. For the year ended December 31, 2021, the Funds’ fund accounting fees incurred to the Advisor amounted to:

FAM Value Fund	$1,121,811
FAM Dividend Focus Fund	$409,693
FAM Small Cap Fund	$205,545

Distribution Agreement

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services from the Funds.

Compliance

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the year ended December 31, 2021, the fee paid by each Fund for such services was $20,000.

Other

The Advisor has entered into a Master Services Agreement with Ultimus, pursuant to which Ultimus provides day-to-day operational services to each Fund including, but not limited to, accounting, administrative, co-transfer agency services and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Funds).

A Trustee and certain officers of the Trust are also officers or employees of the Advisor, FIS, or Ultimus, as applicable.

Note 3.  Shares of Beneficial Interest

At December 31, 2021, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

FAM FUNDS — Notes to Financial Statements

Transactions for each Fund are as follows:

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
FAM Value Fund
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	539,596	$51,034,133	632,609	$46,568,381
Shares issued on reinvestment of distributions	768,108	76,273,169	572,620	46,943,411
Shares redeemed	(1,072,173)	(100,917,967)	(1,601,944)	(119,566,360)
Investor Share transactions	235,531	$26,389,335	(396,715)	$(26,054,568)
Institutional Shares
Shares sold	102,352	$9,766,826	210,242	$16,432,757
Shares issued on reinvestment of distributions	17,300	1,728,423	11,716	965,990
Shares redeemed	(98,348)	(9,492,412)	(120,738)	(9,248,432)
Institutional Share transactions	21,304	$2,002,837	101,220	$8,150,315
Net increase (decrease) from capital transactions	256,835	$28,392,172	(295,495)	$(17,904,253)

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
FAM Dividend Focus Fund
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	2,184,195	$102,417,825	3,899,695	$138,928,167
Shares issued on reinvestment of distributions	161,353	8,466,204	258,281	10,536,814
Shares redeemed	(1,723,129)	(80,295,553)	(4,004,655)	(137,375,921)
Net increase from capital transactions	622,419	$30,588,476	153,321	$12,089,060

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
FAM Small Cap Fund
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	968,886	$23,577,741	2,160,273	$36,091,440
Shares issued on reinvestment of distributions	513,489	12,821,810	—	—
Shares redeemed	(884,413)	(21,600,392)	(1,593,631)	(26,423,924)
Investor Share transactions	597,962	$14,799,159	566,642	$9,667,516
Institutional Shares
Shares sold	464,205	$11,379,228	951,660	$16,714,848
Shares issued on reinvestment of distributions	221,026	5,563,223	—	—
Shares redeemed	(210,496)	(5,246,098)	(493,879)	(8,006,204)
Institutional Share transactions	474,735	$11,696,353	457,781	$8,708,644
Net increase from capital transactions	1,072,697	$26,495,512	1,024,423	$18,376,160

FAM FUNDS — Notes to Financial Statements

Note 4.  Investment Transactions

During the year ended December 31, 2021, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$96,818,766	$151,842,563
FAM Dividend Focus Fund	34,213,315	20,190,593
FAM Small Cap Fund	63,769,066	62,778,844

Note 5.  Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the years ended December 31, 2021 and 2020 was:

			FAM Dividend
	FAM Value Fund		Focus Fund		FAM Small Cap Fund
	2021	2020	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$965,099	$—	$43,567	$1,330,383	$—	$—
Long-term capital gains	81,910,743	50,977,734	8,670,600	9,463,036	19,699,563	—
Return of capital	89,266	—	—	71,621	—	—
Total Distributions	$82,965,108	$50,977,734	$8,714,167	$10,865,040	$19,699,563	$—

The following information is computed on a tax basis for each item as of December 31, 2021:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Tax cost of portfolio investments	$561,642,378	$329,668,472	$195,926,145
Gross unrealized appreciation	$1,180,779,088	$334,791,754	$131,819,941
Gross unrealized depreciation	(7,434,724)	(404,617)	(9,456,146)
Net unrealized appreciation	1,173,344,364	334,387,137	122,363,795
Undistributed ordinary income	—	132,179	—
Accumulated earnings	$1,173,344,364	$334,519,316	$122,363,795

During the year ended December 31, 2021, FAM Small Cap Fund utilized short-term capital loss carryforwards of $588,288 and long-term capital loss carryforwards of $2,214,284 to offset current year capital gains. As of December 31, 2021, the Funds have no outstanding capital loss carryforwards for federal income tax purposes to utilize in future years.

Permanent book and tax differences, primarily attributable to net investment losses and recharacterization of distributions, resulted in the following reclassifications for the year ended December 31, 2021:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Paid-in capital	$—	$—	$(1,470,961)
Accumulated earnings	—	—	1,470,961

FAM FUNDS — Notes to Financial Statements

Note 6.  Line of Credit

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $155,000,000, $60,000,000, and $30,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 22, 2022, when any advances are to be repaid. During the year ended December 31, 2021, no amounts were drawn from the available lines.

Note 7.  Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8.  Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM FUNDS — Notes to Financial Statements

Note 9.  Financial Highlights

FAM Value Fund

(Investor Shares)

Per share information			Years Ended December 31,
(For a share outstanding
throughout each year)	2021		2020	2019	2018	2017
Net asset value, beginning of year	$83.23		$80.83	$66.24	$73.52	$66.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.02		(0.06)	(0.02)	0.07	(0.06)
Net realized and unrealized gains (losses) on investments	21.30		5.53	20.11	(4.64)	11.30
Total from investment operations	21.32		5.47	20.09	(4.57)	11.24
Less distributions from:
Net investment income	(0.02)		—	—	(0.07)	—
Net realized gains on investments	(4.95)		(3.07)	(5.50)	(2.64)	(3.72)
Return of capital	(0.00	) (b)	—	—	—	—
Total distributions	(4.97)		(3.07)	(5.50)	(2.71)	(3.72)
Change in net asset value for the year	16.35		2.40	14.59	(7.28)	7.52
Net asset value, end of year	$99.58		$83.23	$80.83	$66.24	$73.52
Total return(c)	25.63%		6.82%	30.32%	(6.18%)	17.00%
Ratios/supplementary data
Net assets, end of year (000)	$1,681,118		$1,385,432	$1,377,473	$1,106,471	$1,236,170
Ratios to average net assets of:
Expenses, total	1.18%		1.19%	1.19%	1.19%	1.19%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.18%		1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	0.02%		(0.08%)	(0.03%)	0.09%	(0.09%)
Portfolio turnover rate	6%		14%	7%	12%	10%

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM FUNDS — Notes to Financial Statements

Note 9.  Financial Highlights

FAM Value Fund

(Institutional Shares)

Per share information		Periods Ended December 31,
(For a share outstanding
throughout each period)	2021	2020	2019	2018	2017(a)
Net asset value, beginning of period	$83.71	$81.12	$66.34	$73.64	$66.85
Income (loss) from investment operations:
Net investment income(b)	0.20	0.09	0.13	0.21	0.08
Net realized and unrealized gains (losses) on investments	21.44	5.57	20.15	(4.65)	10.43
Total from investment operations	21.64	5.66	20.28	(4.44)	10.51
Less distributions from:
Net investment income	(0.16)	—	—	(0.22)	—
Net realized gains on investments	(4.95)	(3.07)	(5.50)	(2.64)	(3.72)
Return of capital	(0.04)	—	—	—	—
Total distributions	(5.15)	(3.07)	(5.50)	(2.86)	(3.72)
Change in net asset value for the period	16.49	2.59	14.78	(7.30)	6.79
Net asset value, end of period	$100.20	$83.71	$81.12	$66.34	$73.64
Total return(c)	25.86%	7.03%	30.57%	(6.00%)	15.69	% (d)
Ratios/supplementary data
Net assets, end of period (000)	$52,941	$42,444	$32,922	$25,933	$23,693
Ratios to average net assets of:
Expenses, total	1.11%	1.11%	1.11%	1.10%	1.17	% (e)
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	0.99%	0.99%	0.99%	0.99%	0.99	% (e)
Net investment income	0.21%	0.12%	0.16%	0.25%	0.11	% (e)
Portfolio turnover rate	6%	14%	7%	12%	10	% (f)

(a)	Value Fund Institutional Shares inception was on January 3, 2017.

(b)	Based on average shares outstanding.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not annualized.

(e)	Annualized.

(f)	Represents the year ended December 31, 2017.

FAM FUNDS — Notes to Financial Statements

Note 9.  Financial Highlights

FAM Dividend Focus Fund

(Investor Shares)

Per share information		Years Ended December 31,
(For a share outstanding
throughout each year)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$42.35	$38.26	$29.73	$30.11	$26.93
Income (loss) from investment operations:
Net investment income(a)	0.01	0.11	0.22	0.22	0.24
Net realized and unrealized gains (losses) on investments	10.82	4.90	9.45	(0.20)	3.15
Total from investment operations	10.83	5.01	9.67	0.02	3.39
Less distributions from:
Net investment income	—	(0.11)	(0.21)	(0.25)	(0.21)
Net realized gains on investments	(0.70)	(0.80)	(0.93)	(0.15)	—
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.70)	(0.92)	(1.14)	(0.40)	(0.21)
Change in net asset value for the year	10.13	4.09	8.53	(0.38)	3.18
Net asset value, end of year	$52.48	$42.35	$38.26	$29.73	$30.11
Total return(b)	25.57%	13.20%	32.56%	0.06%	12.64%
Ratios/supplementary data
Net assets, end of year (000)	$664,225	$509,666	$454,617	$240,545	$224,476
Ratios to average net assets of:
Expenses, total	1.22%	1.24%	1.24%	1.23%	1.25%
Net investment income	0.02%	0.31%	0.61%	0.70%	0.84%
Portfolio turnover rate	4%	25%	10%	18%	12%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

FAM FUNDS — Notes to Financial Statements

Note 9.  Financial Highlights

FAM Small Cap Fund

(Investor Shares)

Per share information		Years Ended December 31,
(For a share outstanding
throughout each year)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.83	$18.92	$14.98	$18.21	$17.79
Income (loss) from investment operations:
Net investment loss(a)	(0.13)	(0.09)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gains (losses) on investments	5.90	2.00	4.12	(1.67)	0.86
Total from investment operations	5.77	1.91	4.03	(1.73)	0.81
Less distributions from:
Net realized gains on investments	(1.63)	—	(0.09)	(1.50)	(0.39)
Change in net asset value for the year	4.14	1.91	3.94	(3.23)	0.42
Net asset value, end of year	$24.97	$20.83	$18.92	$14.98	$18.21
Total return(b)	27.72%	10.10%	26.89%	(9.37%)	4.55%
Ratios/supplementary data
Net assets, end of year (000)	$213,588	$165,727	$139,788	$111,156	$120,303
Ratios to average net assets of:
Expenses, total	1.26%	1.28%	1.28%	1.27%	1.30%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.26%	1.28%	1.28%	1.28%	1.33%
Net investment loss	(0.54%)	(0.55%)	(0.54%)	(0.33%)	(0.30%)
Portfolio turnover rate	23%	16%	15%	31%	19%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM FUNDS — Notes to Financial Statements

Note 9.  Financial Highlights

FAM Small Cap Fund

(Institutional Shares)

Per share information		Years Ended December 31,
(For a share outstanding
throughout each year)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.97	$19.02	$15.04	$18.26	$17.82
Income (loss) from investment operations:
Net investment loss(a)	(0.11)	(0.08)	(0.08)	(0.04)	(0.03)
Net realized and unrealized gains (losses) on investments	5.94	2.03	4.15	(1.68)	0.86
Total from investment operations	5.83	1.95	4.07	(1.72)	0.83
Less distributions from:
Net investment income	—	—	—	—	(0.00	)(b)
Net realized gains on investments	(1.63)	—	(0.09)	(1.50)	(0.39)
Total distributions	(1.63)	—	(0.09)	(1.50)	(0.39)
Change in net asset value for the year	4.20	1.95	3.98	(3.22)	0.44
Net asset value, end of year	$25.17	$20.97	$19.02	$15.04	$18.26
Total return(c)	27.82%	10.25%	27.05%	(9.29%)	4.66%
Ratios/supplementary data
Net assets, end of year (000)	$104,413	$77,023	$61,170	$36,664	$42,989
Ratios to average net assets of:
Expenses, total	1.15%	1.18%	1.19%	1.16%	1.22%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.15%	1.18%	1.19%	1.17%	1.20%
Net investment loss	(0.43%)	(0.44%)	(0.45%)	(0.22%)	(0.16%)
Portfolio turnover rate	23%	16%	15%	31%	19%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM FUNDS — Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Fenimore Asset Management Trust

and the Shareholders of FAM Value Fund, FAM Dividend Focus Fund, and FAM Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of FAM Value Fund, FAM Dividend Focus Fund, and FAM Small Cap Fund, each a series of shares of beneficial interest in Fenimore Asset Management Trust (the “Funds”), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
FAM Value Fund	Investor Shares: For each of the years in the five- year period ended December 31, 2021. Institutional Shares: For each of the years in the four-year period ended December 31, 2021, and for the period from January 3, 2017 (commencement of operations) through December 31, 2017.
FAM Dividend Focus Fund	For each of the years in the five-year period ended December 31, 2021.
FAM Small Cap Fund	For each of the years in the five-year period ended December 31, 2021.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

FAM FUNDS — Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Fenimore Asset Management Trust since 2007.

Philadelphia, Pennsylvania

February 18, 2022

FAM FUNDS — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (July 1, 2021) and held until the end of the period (December 31, 2021).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

FAM FUNDS — Expense Data (Unaudited) Continued

	Beginning	Ending
	Account	Account	Net	Expenses
	Value	Value	Expense	Paid During
	07/01/2021	12/31/2021	Ratio	Period

FAM Value Fund -
Investor Shares:
Actual Return	$1,000.00	$1,090.60	1.18%	$6.22
Hypothetical 5% Return	$1,000.00	$1,019.26	1.18%	$6.01

FAM Value Fund -
Institutional Shares:
Actual Return	$1,000.00	$1,091.70	0.99%	$5.22
Hypothetical 5% Return	$1,000.00	$1,020.21	0.99%	$5.04

FAM Dividend Focus Fund -
Investor Shares:
Actual Return	$1,000.00	$1,106.70	1.22%	$6.48
Hypothetical 5% Return	$1,000.00	$1,019.06	1.22%	$6.21

FAM Small Cap Fund -
Investor Shares:
Actual Return	$1,000.00	$1,082.40	1.26%	$6.61
Hypothetical 5% Return	$1,000.00	$1,018.85	1.26%	$6.41

FAM Small Cap Fund -
Institutional Shares:
Actual Return	$1,000.00	$1,083.00	1.15%	$6.04
Hypothetical 5% Return	$1,000.00	$1,019.41	1.15%	$5.85

*	Expense are calculated using each Fund’s annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended December 31, 2021. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365).

FAM FUNDS — Information About Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund at 1-800-932-3271.

Independent Trustees**

			Number of
	Position(s)	Principal	Portfolios in
	Held With Trust	Occupation(s)	Fund Complex*	Other Directorships
Name, Address, and	and Length of	During Past	Overseen by	Held by Trustee
Year of Birth	Time Served†	5 Years	Trustee	During Past 5 Years
Donald J. Boteler 384 North Grand St. Cobleskill, NY 12043 1948	Trustee since 2012	Retired Vice President of Operations & Continuing Education, Investment Company Institute	3	Parnassus Funds and Parnassus Income Funds
Denise V. Gonick 384 North Grand St. Cobleskill, NY 12043 1966	Trustee since 2019	Strategic Adviser (since 2020); President and Chief Executive Officer of MVP Health Care (2012 to 2019)	3	Chemung Financial Corporation
Paul A. Keller, CPA 384 North Grand St. Cobleskill, NY 12043 1954	Trustee since 2010; Chairman since 2019	Business Consultant; Retired Assurance Partner, PricewaterhouseCoopers, LLP Investment Management Services Group	3	Pacific Select Funds and the Pacific Funds
Fred “Chico” Lager 384 North Grand St. Cobleskill, NY 12043 1954	Trustee since 1996	Business Consultant; Retired President and Chief Executive Officer of Ben & Jerry’s Homemade, Inc.	3	None
Kevin J. McCoy, CPA 384 North Grand St. Cobleskill, NY 12043 1952	Trustee since 2007	Principal, Marvin and Company, P.C., certified public accounting firm	3	None
Kenneth R. Stoll 384 North Grand St. Cobleskill, NY 12043 1961	Trustee since 2019	Retired, President and Chief Financial Officer (2015 to 2018) and Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc.	3	None

FAM FUNDS — Information About Trustees and Officers (Unaudited)

Interested Trustee and Officers

Number of
	Position(s)	Principal	Portfolios in
	Held With Fund	Occupation(s)	Fund Complex*	Other Directorships
Name, Address, and	and Length of	During Past	Overseen by	Held by Trustee
Year of Birth	Time Served†	5 Years	Trustee	During Past 5 Years
Interested Trustee
Thomas 0. Putnam*** 384 North Grand St Cobleskill, NY 12043 1944	President since 1986; Chairman from 1986- November 2004	Executive Chairman, Fenimore Asset Management, Inc.	3	None
Officers
Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 1983	Secretary and Treasurer since May 2016	February 2016 to Present Chief Financial Officer, Fenimore Asset Management, Inc. Prior to February 2016 Senior Manager - Ernst & Young, LLP	N/A	N/A
Brian Lutes 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 1975	Assistant Treasurer since November 2017	Vice President, Mutual Fund Controller of Fund Accounting of Ultimus Fund Solutions, LLC	N/A	N/A
Maggie Bull 2 Easton Oval, Suite 300 Columbus, OH 43219 1965	Assistant Secretary since November 2017	Senior Attorney, Ultimus Fund Solutions, LLC (since June 2017); Legal Counsel, Meeder Investment Management, (January 2011 to September 2016); Chief Compliance Officer, Meeder Funds (March 2011 to September 2016)	N/A	N/A
Gweneth K. Gosselink 225 Pictoria Drive Suite 450 Cincinnati, OH 43246 1955	Chief Compliance Officer since February 2020	Senior Compliance Officer, Ultimus Fund Solutions, LLC (since December 2019); CCO Consultant, GKG Consulting, LLC (since December 2019); Chief Operating Officer & CCO, Miles Capital, Inc. (June 2013 to December 2019).	N/A	N/A

†	Trustees serve until their successors are elected and qualified, or until the Trustee dies, resigns or is removed, or becomes incapacitated.

*	“Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund.

**	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.

***	Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust’s investment advisor, is considered an “interested person” of the Trust.

FAM FUNDS — Supplemental Information (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

SPECIAL 2021 TAX INFORMATION FOR FAM FUNDS

This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code.

The Value Fund distributed $81,910,743, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For Value Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

The Dividend Focus Fund distributed $8,670,600, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For Dividend Focus Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

The Small Cap Fund distributed $19,699,563, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

FAM FUNDS (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the approval of the continuation of each of the Investment Advisory Agreements between the Funds and the Advisor. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Advisory Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew each of the Advisory Agreements between the Value Fund, the Dividend Focus Fund and the Small Cap Fund with the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board’s consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board, including all of the Independent Trustees, engaged in a thorough review process in order to determine whether to approve the continuation of the Advisory Agreements with the Advisor. After receiving the materials that they had requested in order to assist them with their review, the Board had a preliminary meeting by video conference on November 5, 2021, with representatives of the Advisor in order to discuss the proposed approval of the continuation of the Advisory Agreements and to review the materials that had been presented. The Independent Trustees also met separately in connection with the contract renewal process in order to further consider and discuss the proposed approval of the Advisory Agreements.

The Board then met to consider the approval of the continuation of the Advisory Agreements during a video conference meeting of the Board held on November 18, 2021. Among the factors the Board considered was the overall performance of each of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on “value investing” which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as “growth investing”.

The Board also took into consideration the Advisor’s stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it has been beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds, and, when performance is adjusted for risk, it shows even more favorable results.

FAM FUNDS (Unaudited)

With respect to the Value Fund, the Board reviewed with the representatives of the Advisor the performance results of the Value Fund as compared to peer funds and as compared to its benchmark index over various time periods, and the Board took into consideration the factors identified by the Advisor’s management that have contributed to the Value Fund’s general underperformance as compared to its peer funds and its benchmark index.

The Board also took note of the long-term relationship between the Advisor and each of the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of each of the Funds since their inception. In connection with this, the Board took note of the fact that Thomas Putnam, the Executive Chair and founder of the Advisor and the co-manager of each of the Funds, who has been advising each of the Funds since their inception, had announced that he will be retiring at the end of the year, and the Trustees considered the manner in which the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds’ and their portfolios following Mr. Putnam’s pending retirement.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services, noting that they were of a high caliber.

In connection with these matters, the Board took notice of the fact that the Funds’ investment advisory fees are not subject to breakpoints on increased assets in the Funds. The Board also took note of the fact that there is no uniform set of guidelines within the mutual fund industry with respect to the application of breakpoints on fund assets, and they concluded that they will continue to evaluate the potential for the application of breakpoints in the future to the extent that assets in the Funds increase, at which time a determination can be made as to the potential appropriateness of implementing breakpoints.

The Board also observed that the Advisor has been willing to implement and maintain the effectiveness of the Expense Limitation Agreement for the Funds which is intended to limit the total overall operating expenses of the Funds.

In connection with the Board’s consideration of the approval of the continuation of the Business Management Agreement with the Advisor, the Board determined that the fees payable to the Advisor for the business management services that are currently provided by the Advisor to the Funds were reasonable and that the business management services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties. With respect to its review of matters in connection with the continuation of the Business Management Agreement, the Board took into consideration the fact that the Advisor has retained the services of Ultimus Fund Solutions, LLC (“Ultimus”), an independent third-party service provider to provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Business Management Agreement, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the business management services that are being provided to the Funds in accordance with these arrangements. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the subject business management services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Advisor has entered into Fund Accounting Services Agreements with the Funds pursuant to which the Advisor has agreed to either provide or procure certain fund accounting services for the Funds, and the Board reviewed the fees that are payable to the Advisor under the terms of the Fund Accounting Services Agreements and the Board determined that the fees payable to the Advisor for the fund accounting services provided by the Advisor were reasonable and that the fund accounting services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to

FAM FUNDS (Unaudited)

the Funds by the Advisor for fund accounting services. With respect to its review of matters in connection with the continuation of the Fund Accounting Services Agreements, the Board took into consideration the fact that the Advisor has retained the services of Ultimus to provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Fund Accounting Services Agreements, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the fund accounting services that are being provided to the Funds in accordance with these arrangements. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the subject fund accounting services for the Funds was in the best interest of the Funds and their shareholders.

The Board next considered that the Advisor has entered into Shareholder Account Services Agreements pursuant to which the Advisor has agreed to either provide or procure certain shareholder account services for the Funds and the Board reviewed the fees that are payable to the Advisor under the terms of the Shareholder Account Services Agreements and the Board determined that the fees payable to the Advisor for the shareholder account services to be provided or procured by the Advisor were reasonable and that the shareholder account services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by the Advisor for the shareholder account services. With respect to its review of matters in connection with the continuation of the Shareholder Account Services Agreements with the Advisor, the Board took into consideration the fact that the Advisor has retained its affiliate FAM Shareholder Services, Inc. (“FSS”), to provide certain of the subject shareholder account services, and the Board reviewed the fees that are payable to FSS by the Advisor under the contractual arrangements entered into between FSS and the Advisor, and the Board determined that the fees received by the Advisor and by FSS continue to be reasonable based upon the nature and quality of the services that are provided to the Funds by the Advisor and FSS for shareholder account services and that the shareholder account services provided by FSS continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by FSS for certain of the Fund’s shareholder account services.

The Board then further considered matters with respect to the arrangements that the Advisor has entered into with Ultimus pursuant to the terms of the Shareholder Account Services Agreements to receive certain co-transfer agency and related shareholder account services and the Board took into consideration the fee arrangements that the Advisor has entered into with Ultimus in connection with the co-transfer agency and related shareholder account services pursuant to which the Advisor pays certain fees to Ultimus for these services. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement that the Advisor has entered into with Ultimus for obtaining the specified co-transfer agency and related shareholder account services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., (“FSI”), and the Board reviewed the distribution-related services provided by FSI and they determined that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In connection with their consideration of the services provided to the Funds by FSI, the Board took into consideration that FSI does not receive any revenue or compensation from the Funds for the services that it provides to the Funds, and the Board further considered that the Advisor supports the ongoing operations of FSI from its own financial resources.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board further considered and discussed the manner in which the Advisor had calculated the profitability information that was provided to the Board members and they took into consideration the factors that had been relied upon by the Advisor when preparing the profitability analysis.

FAM FUNDS (Unaudited)

The Board also took note of the fact that the Advisor has previously used revenue sharing payments from its own financial resources to pay for all of the distribution-related costs incurred in connection with the marketing and sale of the Funds’ shares because the Funds are not subject to a Rule 12b-1 plan of distribution, and they further took note of the fact that the Advisor has continued its practice of using revenue sharing payments from its own financial resources to make payments to those financial intermediaries that provide certain types of distribution-related services to shareholders of each class of shares of the Funds. The members of the Board considered the profitability of the Advisor both before and after the impact of the marketing and distribution-related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

The Board reviewed the Advisor’s brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that while the Advisor does not have any express arrangements in place with respect to “soft dollar” arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services, the Advisor does receive research services from certain broker-dealers with which it executes securities transactions on behalf of the Funds which is done in a manner that is consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934. With respect to the Advisor’s brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds’ fees were reasonable when compared to the relevant circumstances of the types of accounts involved and the services provided and the different types of additional services that are required in connection with the management of regulated investment companies such as the Funds.

In connection with the Board’s consideration of the ways in which economies of scale are reflected with respect to the Advisory Agreements, the Board took note of the fact that the Advisor had agreed to continue the use of an Expense Limitation Agreement with respect to each Fund which provides for a limit on the total operating expenses of each Fund and each class of shares of each Fund through May 1, 2023. With respect to the Board’s approval of the continuation of the Expense Limitation Agreement between the Funds and the Advisor, the Board took into consideration that pursuant to the terms of the Expense Limitation Agreement, the Advisor may seek recoupment of fees and expenses that it had previously waived or reimbursed under certain circumstances provided that such recoupment does not result in a Fund incurring total operating expenses that are in excess of the amounts provided under the terms of the Expense Limitation Agreement with respect to each class of shares of the Funds.

The Board also took into consideration with respect to their review of the matters relating to economies of scale the manner in which the Advisor has continued to make substantial investments in those areas of its business operations and the business operations of its affiliates that directly support the ongoing operations of the Funds and their shareholders, including technology-related investments and personnel-related investments.

In connection with their consideration of the proposed continuation of the Advisory Agreements, the Trustees determined that the Advisor has made a substantial commitment to the recruitment and retention of high quality personnel, and that it maintains the appropriate level of financial, compliance and operational resources that are reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also concluded that the Advisor has made a significant entrepreneurial commitment to the management and operation of the Funds, which entails a significant financial and professional commitment.

FAM FUNDS (Unaudited)

Additionally, the Trustees considered the overall nature and extent of the risks incurred by the Advisor as a result of managing its own proprietary family of mutual funds, which risks include, but are not necessarily limited to, entrepreneurial risk, reputational risk, financial risk, litigation risk, regulatory risk and business risk.

In reaching their conclusion with respect to the approval of the continuation of the Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long term basis, the commitment of the Advisor to the successful operation of each of the Funds, and the level of expenses of the Funds, in addition to the Advisor’s willingness to enter into a contractual Expense Limitation Agreement in order to limit the overall operating expenses of each of the Funds and each class of shares of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable and the Board voted to approve the continuation of the Advisory Agreements for a one-year period, subject to the applicable limitations on the total operating expenses of the Funds, as considered and approved at the meeting.

Rev. 12/2021

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account balances

●    Transaction history and investment experience

●    Retirement assets and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM FUNDS (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

●    Call (800) 932-3271

●    Visit us online: www.famfunds.com

●    Mail the form on page 2

Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below ● Apply my choices only to me	Mark any/all you want to limit: ● Do not allow your affiliates to use my personal information to market to me
Name	Mail to: FAM FUNDS PO Box 399 Cobleskill, NY 12043
Address
City/ST/Zip
Account #

What We Do
How does FAM FUNDS (Fenimore Asset Management Trust) protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does FAM FUNDS (Fenimore Asset Management Trust) collect my personal information?

We collect your personal information, for example, when you:

●    open an account

●    direct us to buy securities

●    direct us to sell your securities

●    make deposits or withdrawals from your account

●    tell us about your investment or retirement portfolio

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes - information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● FAM FUNDS (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    FAM FUNDS (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● FAM FUNDS (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM FUNDS (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

Investment Advisor
Fenimore Asset Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, PA

Trustees
Donald J. Boteler
Denise V. Gonick
Paul A. Keller, CPA, Independent Chairman
Fred “Chico” Lager
Kevin J. McCoy, CPA
Thomas O. Putnam
Kenneth R. Stoll

Legal Counsel
Dechert LLP
Washington, DC

Shareholder Servicing Agent
Fenimore Asset Management, Inc.
Cobleskill, NY

Co-Transfer Agent
Ultimus Fund Solutions, LLC
Cincinnati, OH

Distributor
Fenimore Securities, Inc.
Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York

12043-0399

(800) 932-3271

www.famfunds.com

800.932.3271

FENIMOREASSET.COM

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

FAM-AR-21

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800) 932-3271, a copy of such code of ethics. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald J. Boteler, Paul A. Keller, Fred Lager, Kevin J. McCoy and Kenneth R. Stoll are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $75,000 and $88,500 with respect to the registrant’s fiscal years ended December 31, 2021 and December 31, 2020, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,500 and $12,500 with respect to the registrant’s fiscal years ended December 31, 2021 and December 31, 2020, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	All services to be performed for the Registrant by BBD, LLP must be pre-approved by the audit committee. With respect to the fiscal years ended December 31, 2019 and December 31, 2018, all services performed were pre-approved by the committee.

(e)(2)	100 percent of any fees for services described in each of paragraphs (b) through (d) of this item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended December 31, 2021 and December 31, 2020, aggregate non-audit fees of $12,500 and $12,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. With respect to the fiscal years ended December 31, 2021 and December 31, 2020, aggregate non-audit fees of $8,200 and $8,200, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated broker-dealer. With respect to the fiscal years ended December 31, 2021 and December 31, 2020, aggregate non-audit fees of $18,000 and $18,000, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated Private Offering-Limited Liability Company.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 1, 2022

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	March 1, 2022

* Print the name and title of each signing officer under his or her signature.